                                                                    EXHIBIT 10.5





________________________________________________________________________________





                        THIRD AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT


                         dated as of December 18, 1995

                                     among

                               APACHE CORPORATION

                                      and

                    VARIOUS COMMERCIAL LENDING INSTITUTIONS,

                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO,
                      as Administrative Agent and Arranger

                                      and

                                 CHEMICAL BANK,
                            as Co-Agent and Arranger





________________________________________________________________________________

                        THIRD AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 18, 1995, (the "Third Amendment"), is among APACHE CORPORATION, a Delaware corporation (the "Company"), the various commercial lending institutions as are or may become parties hereto (the "Lenders"), THE FIRST NATIONAL BANK OF CHICAGO, as Administrative Agent (in such capacity, the "Administrative Agent") and Arranger (in such capacity, an "Arranger") and CHEMICAL BANK, as Co-Agent (in such capacity, the "Co-Agent") and Arranger (in such capacity, an "Arranger").

                              W I T N E S S E T H:

         1. The Company, the Lenders, the Arrangers, the Co-Agent and the Administrative Agent have heretofore entered into that certain Third Amended and Restated Credit Agreement, dated as of March 1, 1995, as previously amended (the "Credit Agreement").

         2. The Company, the Lenders, the Arrangers, the Co-Agent and the Administrative Agent now intend to amend the Credit Agreement (i) to permit Apache Oil Egypt, Inc. to finance its share of the cost to develop a recent discovery in the Qarun Concession in the Western Desert of the Arab Republic of Egypt by entering into a $25 million loan to be arranged by the International Finance Corporation, (ii) to clarify certain provisions of the Credit Agreement relating to permitted Contingent Obligations, (iii) to adjust the pricing under the Credit Agreement, (iv) to remove two of the current Lenders and to reduce the Commitments of two of the current Lenders under the Third Amended and Restated Credit Agreement and to adjust the Commitments and percentages of the remaining Lenders to reflect such removals and reductions and (v) to address various other issues in connection therewith as follows:

         I.      AMENDMENTS TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT.

         A. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions of "Apache Egypt" and "IFC" in appropriate alphabetical order:

                 "Apache Egypt" means Apache Oil Egypt, Inc., a Delaware corporation.

                 "IFC" means the International Finance Corporation.

         B. The definition of "Lenders" appearing in Section 1.1 of the Credit Agreement is hereby amended in its entirety to the following:

                 "Lenders" means the financial institutions listed on Exhibit "A" to the Third Amendment to Third Amended and Restated Credit Agreement dated as of December 14, 1995 and their respective successors and assigns in accordance with Section 17.3 (including any commercial lending institution becoming a party hereto pursuant to an Assignment Agreement) or otherwise by operation of law.

         C. Section 11.1 of the Credit Agreement is hereby amended (i) by amending subsection 11.1(a) in its entirety to the following:

         "       (a)      The Obligations arising under the Loan Documents,
         Contingent Obligations permitted under Section 11.4, and intercompany Indebtedness pursuant to Investments by the Company permitted by Sections 11.12(d), (e), (g), (h) and (i);";

(ii) by deleting from subsection 11.1(i) the letter "(h)" from the second line thereof and by replacing it with the letter "(i)"; (iii) by relettering subsection 11.1(i) as subsection 11.1(j); and (iv) by inserting the following after subsection 11.1(h) thereof:

         "       (i)      Other Indebtedness of Apache Egypt to IFC in a
         maximum aggregate principal amount of $25,000,000, together with interest, fees and expenses related thereto; and".

         D. Section 11.4 of the Credit Agreement is hereby amended (i) by deleting "$30,000,000" from the fifth line of Section 11.4 and by replacing it with "45,000,000"; (ii) by amending subsection 11.4(d) in its entirety to the following:

         "(d) (i) net Contingent Obligations of International and Apache Overseas, Inc. and any Subsidiaries of Apache Overseas, Inc. consisting of foreign work commitments or other similar obligations (but not including obligations under authorizations for expenditures and other joint operating arrangements) under exploration or production licenses or agreements entered into by International or Apache Overseas, Inc. or any Subsidiaries of Apache Overseas, Inc. in the ordinary course of business not to exceed net at any one time outstanding for all such Contingent Obligations of $85,000,000 and
         (ii) Contingent Obligations of International and Apache Overseas, Inc. and any Subsidiaries of Apache Overseas, Inc. consisting of obligations under authorizations for expenditures and other joint operating arrangements entered into by International or Apache Overseas, Inc. or any Subsidiaries of Apache Overseas, Inc. in the ordinary course of business; provided that for purposes of clause
         (d)(i), net Contingent Obligations shall be deemed to be the difference between the aggregate for all such Contingent Obligations in respect of foreign work commitments or other similar obligations in which International or Apache Overseas, Inc. or any Subsidiaries of Apache Overseas, Inc. is required to perform or pay a certain amount (but not including obligations under authorizations for expenditures and other joint operating arrangements) less the aggregate of such Contingent Obligations in respect of which another industry partner (which the Company reasonably believes is capable of performing such commitments or obligations) has become obligated to perform,";

(iii) by deleting the word "and" at the end of subsection 11.4(g); and (iv) by deleting subsection 11.4(h) in its entirety and inserting the following:


         "(h) Contingent Obligations in respect of obligations of partnerships, corporations or limited liability companies of which the Company or its Subsidiaries are partners, shareholders or members, respectively, pursuant to any oil, gas and/or mineral leases, farm-out agreements, division orders, contracts for the sale, delivery, purchase, exchange, or processing of oil, gas and/or other hydrocarbons, unitization and pooling declarations and agreements, operating agreements, development agreements, area of mutual interest agreements, marketing agreement or arrangements, and other agreements which are customary in the oil, gas and other mineral exploration, development and production business and in the business of processing of gas and gas condensate production for the extraction of products therefrom, and (i) Contingent Obligations of the Company to IFC relating to Apache Egypt not exceeding $25,000,000 in the aggregate principal amount, together with interest, fees and expenses related thereto."

         E. Section 11.5 of the Credit Agreement is hereby amended by inserting the following after subsection 11.5(i) thereof:

         "(j)    Liens securing the Indebtedness permitted in connection with
Section 11.1(i)."

         F. Subsection 11.7(c) of the Credit Agreement is hereby amended in its entirety to the following:

         "       (c)      the Company will not and will not permit any of its
         Subsidiaries to make any optional payment or prepayment on, or redemption of, or redeem, purchase or defease prior to its stated maturity, any Indebtedness other than Indebtedness incurred under this Agreement, the other Loan Documents, or the repurchase of any remarketed notes under the Remarketed Note Program, Indebtedness of Offshore, Indebtedness evidenced by the DEKALB Notes or Indebtedness to the IFC in connection with Apache Egypt; provided with respect to Indebtedness of Offshore, that the optional payment or prepayment be made with proceeds of the facility described in item A.1 of Schedule 11.1; provided with respect to Indebtedness of DEKALB evidenced by the DEKALB Notes, that the optional payment or prepayment be made with proceeds of the facility described in item B.1 or B.2 of Schedule 11.1, with cash on hand at DEKALB or with proceeds of Investments permitted pursuant to Section 11.12(i); and provided that DEKALB may borrow, repay and reborrow pursuant to the facilities described as item B.1, B.2 and B.3 of Schedule 11.1;".

         G. Section 11.12 of the Credit Agreement is hereby amended (i) by amending subsection 11.12(e) in its entirety to the following:

         "       (e)      in the ordinary course of business, Investments in
         Subsidiaries, including, without limitation, International, Apache Energy Limited, Apache Overseas, Inc. or any of their Subsidiaries, for (i) the acquisition, exploration, drilling or development of Properties which are located outside the United States of America and are not included in the Borrowing Base, or (ii) costs incurred in connection with gathering, processing, transporting and marketing production from such Properties;";

(ii) by amending subsection 11.12(f) in its entirety to the following:

         "       (f)      [Intentionally Omitted];";

and (iii) by amending subsection 11.12(h) in its entirety to the following:

         "       (h)      Investments in Persons which (A) Persons arise as a
         result of joint operations of oil and gas properties wherever located, pursuant to joint operating agreements, partnership agreements, or joint venture agreements containing terms and provisions customary in the oil and gas business and entered into in the ordinary course of business, and (B) Investments are in respect of the joint operations of such Properties pursuant to such joint operating agreements, partnership agreements or joint venture agreements;".

         H. Schedule B to the Credit Agreement is hereby replaced by Schedule B to this Third Amendment, and the definition of Alternate

Base Rate Spread in the Credit Agreement shall be amended in its entirety to the following:

         "Alternate Base Rate Spread means 0.00 for all purposes of this Agreement."

         II. EFFECTIVENESS. This Third Amendment shall become effective as of the date hereof when the Administrative Agent shall have received (a) counterparts hereof duly executed by the Company, the Lenders, the Administrative Agent and the Co-Agent (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party), (b) duly executed promissory notes substantially in the form of Exhibits A-1 to the Third Amended and Restated Credit Agreement payable to the order of The First National Bank of Chicago, Bank of Montreal, NationsBank, Banque Paribas, The Chase Manhattan Bank, N.A., Christiania Bank og Kreditkasse, The Long-Term Credit Bank of Japan, Ltd. and Royal Bank of Canada, Grand Cayman (North American #1) Branch, each in a principal amount equal to the Commitment of such Lender set forth in Exhibit "A" hereto, and (c) payments by any Lenders which may be required as a result of the adjustment of the Commitments of such Lenders pursuant to this Third Amendment. Upon effectiveness of this Third Amendment, each Lender shall have the Commitment and percentage set forth in Exhibit "A" hereto.

         III. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. To induce the Lenders, the Administrative Agent, the Co-Agent and the Arrangers to enter into this Third Amendment, the Company hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in Article VIII of the Credit Agreement and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

                 (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority, permits and approvals, and is in good standing to conduct its business in each jurisdiction in which its business is conducted.

                 (ii) The Company has the corporate power and authority and legal right to execute and deliver this Third Amendment and to perform its obligations hereunder. The execution and delivery by the Company of this Third Amendment and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this Third Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the

         Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

                 (iii) No Default or Unmatured Default has occurred and is continuing as of the date hereof.

                 (iv) There has been no material adverse change (a) in the businesses, assets, properties, operations, condition (financial or otherwise) or results of operations or prospects of the Company and its Subsidiaries from March 1, 1995, (b) affecting the rights and remedies of the Lenders under and in connection with this Third Amendment and the Credit Agreement, as amended by this Third Amendment, or (c) in the ability of the Company to perform its obligations under this Third Amendment or the Credit Agreement, as amended by this Third Amendment.

                 (v) There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers threatened against or affecting the Company or its Subsidiaries which is or could have a Material Adverse Effect.

         IV. DEFINED TERMS. Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

         V. REAFFIRMATION OF CREDIT AGREEMENT. This Third Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         VI. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. All obligations of the Company and rights of the Lenders, the Administrative Agent, the Co-Agent and the Arrangers and any other holders of the Notes expressed herein shall be in addition to and not in limitation of those provided by applicable law.

         VII. SEVERABILITY OF PROVISIONS. Any provision in this Third Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Third Amendment are declared to be severable.

         VIII. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Third Amendment by signing any such counterpart.

         IX. HEADINGS. Article and section headings in this Third Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Third Amendment.

         X. SUCCESSORS AND ASSIGNS. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         XI. NOTICE. THIS WRITTEN THIRD AMENDMENT TOGETHER WITH THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the Company, the Lenders, the Administrative Agent, the Co-Agent and the Arrangers have executed this Third Amendment as of the date first above written.

                                        APACHE CORPORATION



                                        By:/s/ Clyde E. McKenzie
                                           ------------------------------------
                                        Name:  Clyde E. McKenzie
                                        Title: Vice President and Treasurer


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        Individually, as Administrative Agent
                                        and as Arranger



                                        By:/s/ Christine Frank
                                           ------------------------------------
                                        Name:  Christine Frank
                                        Title: Vice President


                                        CHEMICAL BANK, Individually, as
                                        Co-Agent and as Arranger



                                        By:/s/ R. Potter
                                           ------------------------------------
                                        Name:  Ronald Potter
                                        Title: Managing Director


                                        BANK OF MONTREAL, Individually and as
                                        Lead Manager



                                        By:/s/ Robert Roberts
                                           ------------------------------------
                                        Name:  Robert L. Roberts
                                        Title: Director, U.S. Corporate Banking

                                        CIBC INC., Individually and as Lead
                                        Manager



                                        By:/s/ Gary C. Gaskill
                                           ------------------------------------
                                        Name:  Gary C. Gaskill
                                        Title: Vice President


                                        NATIONSBANK, Individually and as Lead
                                        Manager



                                        By:/s/ Jo A. Tamalis
                                           ------------------------------------
                                        Name:  Jo A. Tamalis
                                        Title: Senior Vice President


                                        BANK OF AMERICA NATIONAL TRUST &
                                        SAVINGS ASSOCIATION



                                        By:/s/ Laura B. Shepard
                                           ------------------------------------
                                        Name:  Laura B. Shepard
                                        Title: Vice President


                                        BANQUE PARIBAS



                                        By:/s/ Charles K. Thompson
                                           ------------------------------------
                                        Name:  Charles K. Thompson
                                        Title: Group Vice President


                                        By:/s/ G.J. Jeram
                                           ------------------------------------
                                        Name:  G.J. Jeram
                                        Title: Vice President


                                        SOCIETE GENERALE, SOUTHWEST AGENCY



                                        By:/s/ R.A. Erbert
                                           ------------------------------------
                                        Name:  Richard A. Erbert
                                        Title: Vice President

                                        MIDLAND BANK PLC, NEW YORK BRANCH



                                        By:/s/ John A. Cleveland
                                           ------------------------------------
                                        Name:  John A. Cleveland
                                        Title: Senior Vice President


                                        MORGAN GUARANTY TRUST COMPANY OF
                                          NEW YORK



                                        By:/s/ P.W. McNeal
                                           ------------------------------------
                                        Name:  Philip W. McNeal
                                        Title: Vice President


                                        ABN-AMRO BANK N.V. - HOUSTON AGENCY



                                        By:/s/ Michael N. Oakes
                                           ------------------------------------
                                        Name:  Michael N. Oakes
                                        Title: Vice President


                                        By:/s/ H. Gene Shiels
                                           ------------------------------------
                                        Name:  H. Gene Shiels
                                        Title: Vice President


                                        THE FIRST NATIONAL BANK OF BOSTON



                                        By:/s/ J.R. Vaughan, Jr.
                                           ------------------------------------
                                        Name:  J.R. Vaughan, Jr.
                                        Title: Vice President and Director
                                                 Energy & Utilities Division


                                        THE BANK OF NOVA SCOTIA, SAN FRANCISCO
                                        AGENCY



                                        By:/s/ F.C.H. Ashby
                                           ------------------------------------
                                        Name:  F.C.H. Ashby
                                        Title: Senior Manager Loan Operations

                                        THE CHASE MANHATTAN BANK, N.A.



                                        By:/s/ Bettylou J. Robert
                                           ------------------------------------
                                        Name:  Bettylou J. Robert
                                        Title: Vice President


                                        CITIBANK, N.A.



                                        By:/s/ Arezoo Jafari
                                           ------------------------------------
                                        Name:  Arezoo Jafari
                                        Title: Assistant Vice President


                                        THE FUJI BANK, LIMITED - HOUSTON AGENCY



                                        By:/s/ Soichi Yoshida
                                           ------------------------------------
                                        Name:  Soichi Yoshida
                                        Title: Vice President & Senior Manager


                                        UNION BANK OF SWITZERLAND, HOUSTON
                                        AGENCY



                                        By:/s/ E. Swann
                                           ------------------------------------
                                        Name:  Evans Swann
                                        Title: Managing Director


                                        By:/s/ Kelly Boots
                                           ------------------------------------
                                        Name:  Kelly Boots
                                        Title: Assistant Treasurer

                                        UNION BANK



                                        By:/s/ Richard P. DeGrey
                                           ------------------------------------
                                        Name:  Richard P. DeGrey
                                        Title: Vice President


                                        By:/s/ Walter M. Roth
                                           ------------------------------------
                                        Name:  Walter M. Roth
                                        Title: Vice President


                                        CHRISTIANIA BANK OG KREDITKASSE



                                        By:/s/ Jahn O. Roising
                                           ------------------------------------
                                        Name:  Jahn O. Roising
                                        Title: First Vice President



                                        By:/s/ Peter M. Dodge
                                           ------------------------------------
                                        Name:  Peter M. Dodge
                                        Title: Vice President


                                        COLORADO NATIONAL BANK



                                        By:/s/ Monte E. Deckerd
                                           ------------------------------------
                                        Name:  Monte E. Deckerd
                                        Title: Vice President


                                        THE LONG-TERM CREDIT BANK OF JAPAN, LTD.



                                        By:/s/ S. Otsubo
                                           ------------------------------------
                                        Name:  Satoru Otsubo
                                        Title: Joint General Manager

                                        NBD BANK



                                        By:/s/ George R. Schanz
                                           ------------------------------------
                                        Name:  George R. Schanz
                                        Title: Vice President


                                        ROYAL BANK OF CANADA, GRAND CAYMAN
                                          (NORTH AMERICAN #1) BRANCH


                                        By:/s/ J.D. Frost
                                           ------------------------------------
                                        Name:  J.D. Frost
                                        Title: General Manager

                                   SCHEDULE B


                               EURODOLLAR SPREAD

--------------------------------------------------------------------------------
  Debt/Capitalization Ratio           Less than .55               .55 or greater
--------------------------------------------------------------------------------
  A-/A3 or Higher*
            Floating Spread               .250%                        .500%
--------------------------------------------------------------------------------
  BBB/Baa2 or Higher*
            Floating Spread               .350%                        .600%
--------------------------------------------------------------------------------
  BBB-/Baa3 or Higher*
            Floating Spread               .425%                        .675%
--------------------------------------------------------------------------------
  Lower than BBB-/Baa3*
            Floating Spread               .625%                        .875%
--------------------------------------------------------------------------------


                              FACILITY FEE RATES

--------------------------------------------------------------------------------
  Debt/Capitalization Ratio           Less than .55               .55 or greater
--------------------------------------------------------------------------------
  A-/A3 or Higher*
            Floating Spread               .125%                        .125%
--------------------------------------------------------------------------------
  BBB/Baa2 or Higher*
            Floating Spread               .150%                        .150%
--------------------------------------------------------------------------------
  BBB-/Baa3 or Higher*
            Floating Spread               .200%                        .200%
--------------------------------------------------------------------------------
  Lower than BBB-/Baa3*
            Floating Spread               .250%                        .250%
--------------------------------------------------------------------------------


*Rating of the Company's Long-Term Debt by (2) two or more Rating Agencies





                              Schedule B - Page 1

                                  EXHIBIT "A"

                                        COMMITMENT
NAME OF LENDER                          $ MILLIONS                 PERCENTAGE
--------------                          ----------                 ----------
The First National Bank
  of Chicago (Administrative
  Agent)                                     $100                       10.0%

Chemical Bank (Co-Agent)                       65                       6.5%

Bank of Montreal                               65                       6.5%

NationsBank                                    65                       6.5%

CIBC Inc.                                      50                       5.0%

Royal Bank of Canada,
  Grand Cayman (North
  America #1) Branch                           50                       5.0%

Bank of America National
  Trust & Savings Association                  45                       4.5%

Christiania Bank og
  Kreditkasse                                  45                       4.5%

Societe Generale,
  Southwest Agency                             45                       4.5%

Morgan Guaranty Trust
  Company of New York                          45                       4.5%

ABN-AMRO Bank N.V. -
  Houston Agency                               40                       4.0%

The Bank of Nova Scotia,
  San Francisco Agency                         40                       4.0%

Bank of Switzerland                            40                       4.0%

CitiBank, N.A.                                 40                       4.0%

The First National Bank
  of Boston                                    40                       4.0%

The Fuji Bank, Limited -
  Houston Agency                               40                       4.0%

The Long-Term Credit Bank
  of Japan, Ltd.                               40                       4.0%





                              Exhibit "A" - Page 1

Union Bank                                     40                       4.0%

Banque Paribas                                 35                       3.5%

The Chase Manhattan Bank,
  N.A.                                         35                       3.5%

Colorado National Bank                         35                       3.5%

                                           ------                       ----

  TOTAL                                    $1,000                       100%





                              Exhibit "A" - Page 2